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[Graphic Omitted]


                                LIBERTY NEWPORT
                               ASIA PACIFIC FUND

                               SEMIANNUAL REPORT
                               DECEMBER 31, 2001

-------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

[Photo of Keith T. Banks]

Dear Shareholder:

The last six months have been a remarkable period. As the global markets pitched and then recovered somewhat, the US and several international economies have officially slipped into a recession. While the events of September 11th traumatized the world, we have begun to see that many opportunities remain.

There have been a number of developments since the June 30th annual report. One of the most significant is the completion of the sale of Liberty's asset management companies to FleetBoston Financial in November 2001. Visit libertyfunds.com for the latest news.

In light of this change, I think it is important to assure you that only the ownership of the investment advisor has changed. You will see no immediate change in your investment. Your fund will continue to be guided by the same portfolio managers and follow the same investment principles that attracted you to the fund in the first place.

In addition, I am pleased to report, in my first letter to you, that your fund's class A, B and C shares received a 4-star Overall Morningstar Rating
(TM) as of December 31, 2001 (see data box). The Morningstar Rating reflects returns extending over longer periods than this six-month report and also considers the amount of risk assumed in achieving returns. While we may not always be able to report such good news, we believe that these results speak well to Liberty's consistent approach and the importance of maintaining exposure to the international markets.

In this report, Chris Legallet and David R. Smith share their outlook for the fund. I would encourage you to read their report, which begins on the following pages.

    Sincerely,

/s/ Keith T. Banks

    Keith T. Banks
    President

OVERALL MORNINGSTAR RATING(TM)
-------------------------------------------------------------------------------
                             Overall     3-year        5-year          10-year
-------------------------------------------------------------------------------
Class A                        ****       ****           n/a            n/a
-------------------------------------------------------------------------------
Class B                        ****       ****           n/a            n/a
-------------------------------------------------------------------------------
Class C                        ****       ****           n/a            n/a
-------------------------------------------------------------------------------
Class S                        n/a        n/a            n/a            n/a
-------------------------------------------------------------------------------
Class Z                        n/a        n/a            n/a            n/a
-------------------------------------------------------------------------------
International equity funds     1349       1349           897            166
-------------------------------------------------------------------------------

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day US Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars and the next 35% receive 3 stars. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund is rated exclusively against US-domiciled domestic equity funds. Past performance is no guarantee of future results.

-------------------------------------------------------------------------------
 MEET THE NEW PRESIDENT

 On November 1, 2001, Keith T. Banks became president of Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.
-------------------------------------------------------------------------------

Economic and market conditions can frequently change. There is no assurance that trends described herein will continue or commence.

                                                    ---------------------------
                                                    Not FDIC  May Lose Value
                                                              -----------------
                                                    Insured   No Bank Guarantee
                                                    ---------------------------

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT
8/19/98 - 12/31/01

-------------------------------------------------------------------------------
 PERFORMANCE OF A $10,000 INVESTMENT
 8/19/98 - 12/31/01 ($)

                                                  without              with
                                                   sales              sales
                                                   charge             charge
-------------------------------------------------------------------------------
Class A                                            15,709             14,806
-------------------------------------------------------------------------------
Class B                                            15,339             15,039
-------------------------------------------------------------------------------
Class C                                            15,329             15,329
-------------------------------------------------------------------------------
Class S                                            15,775              n/a
-------------------------------------------------------------------------------
Class Z                                            15,806              n/a
-------------------------------------------------------------------------------

               Class A shares     Class A shares        MSCI AC
               without sales        with sales        Asia Pacific
                  charge              charge           Free Index
            -------------------------------------------------------

 8/1998          $10,000            $ 9,425              $10,000
                   9,470              8,925               10,000
                  10,200              9,613               10,038
                  12,130             11,432               11,744
                  12,869             12,129               12,386
                  13,297             12,532               12,768
                  12,914             12,171               12,870
                  13,105             12,351               12,596
                  14,959             14,099               14,170
                  17,176             16,189               15,235
                  16,299             15,361               14,446
                  19,161             18,059               15,958
                  20,653             19,466               16,951
                  21,459             20,225               16,888
                  21,701             20,454               17,368
                  22,708             21,403               18,000
                  26,378             24,861               18,965
                  29,443             27,750               20,212
                  27,562             25,977               19,501
                  27,871             26,268               19,019
                  28,932             27,269               20,238
                  26,540             25,014               18,712
                  24,775             23,350               17,642
                  26,093             24,592               18,875
                  24,478             23,070               17,114
                  25,222             23,771               17,833
                  23,628             22,269               16,674
                  21,598             20,356               15,622
                  20,525             19,344               15,058
                  20,042             18,890               14,464
                  20,920             19,717               14,853
                  19,527             18,404               14,176
                  17,990             16,956               13,364
                  19,143             18,042               14,102
                  19,011             17,918               14,076
                  18,112             17,070               13,468
                  17,047             16,067               12,615
                  16,213             15,281               12,367
                  14,128             13,316               10,563
                  14,655             13,812               10,769
                  15,643             14,743               11,279
12/2001           15,709             14,806               11,025

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index is an unmanaged index that tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. The index performance is from August 31, 1998. Unlike mutual funds, indexes are not an investment and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01(%)

Share class                         A                    B                      C                 S            Z
Inception                         8/19/98              8/19/98               8/19/98            2/01/01     8/12/99
--------------------------------------------------------------------------------------------------------------------
                           without     with       without     with      without     with        without      without
                            sales     sales        sales      sales      sales      sales       sales         sales
                           charge     charge      charge      charge     charge     charge      charge       charge
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
6-month (cumulative)      -13.27       -18.26     -13.53      -17.85     -13.54    -14.40      -13.12       -13.16
--------------------------------------------------------------------------------------------------------------------
1-year                    -21.63       -26.14     -22.22      -26.11     -22.19    -22.97      -21.30       -21.41
--------------------------------------------------------------------------------------------------------------------
3-year                      5.71         3.65       4.99        4.07       4.97      4.97        5.86         5.93
--------------------------------------------------------------------------------------------------------------------
Life of fund               14.36        12.36      13.55       12.88      13.53     13.53       14.50        14.56

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A shares appropriate class B maximum contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class S and Z share (newer class shares) performance includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. Returns are not restated to reflect any expense differential, e.g., 12b-1 fees, between class A and the newer class shares. Had the expense differential been reflected, the returns for the period prior to the inception of class S and Z shares would have been higher.

-------------------------------------------------------------------------------
    TOP 5 COUNTRIES AS OF 12/31/01 (%)

    HONG KONG                                                         32.9
    JAPAN                                                             31.0
    SINGAPORE                                                         13.0
    INDIA                                                              8.9
    SOUTH KOREA                                                        5.2

    Calculated as a percentage of net assets.

    TOP 10 HOLDINGS AS OF 12/31/01 (%)

    HUTCHISON WHAMPOA                                                  4.5
    DBS GROUP HOLDINGS LTD.                                            4.4
    SUN HUNG KAI PROPERTIES                                            4.2
    CHINA MOBILE                                                       4.0
    ORIX                                                               3.9
    FOSTER'S GROUP LTD.                                                3.7
    TAIWAN SEMICONDUCTOR MANUFACTURING                                 3.7
    CANON                                                              3.4
    SAMSUNG ELECTRONICS                                                3.3
    INFOSYS TECHNOLOGIES                                               3.3

    Calculated as a percentage of net assets.

    Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same country weightings or portfolio holdings in the future.

    BOUGHT
    ---------------------------------------------------------------------------

    DBS GROUP HOLDINGS LTD. (DEVELOPMENT BANK OF SINGAPORE) (4.4% of net assets)
    We remain committed to our Singaporean investments and used the additional market weakness over the six-month period to increase our exposure. We are confident with DBS's stock selling around 1x book value -- about as low as it has ever sold -- it is very attractively valued.

    KATOKICHI (0.7% of net assets)
    This company is in the business of producing and distributing frozen and processed food products, and rice and noodles to demanding
    Japanese palates. We think Katokichi's competitive advantage is that much of its produce is sourced from China providing a significant cost advantage.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
-------------------------------------------------------------------------------

With the US economy accounting for some 20% of world economic growth, the United States continued to be the engine of global growth. The economic slowdown that the United States has been experiencing has been bad news for many Asian economies. Singapore, the world's largest exporter of computer hard drives, has suffered its worst recession since gaining its independence in 1963. Asian stock markets, however, have been anticipating a US slowdown for some time. As of the end of the fiscal period, these markets were relatively cheap on a valuation basis, especially when compared with the United States and Europe.

GOOD PERFORMANCE IN A DIFFICULT ENVIRONMENT
For the six-month period that ended December 31, 2001, the fund's class A shares declined by 13.27% (without sales charge), comparing favorably with the steeper decline of the MSCI AC Asia Pacific Free Index, which slipped 14.96%. Relative to its peers, the fund underperformed the 12.41% decline of the Morningstar Diversified Pacific/Asia Stock Category Average for the same period.(1)

------------
(1) (C)2002 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future results. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

    Holdings, sectors and country weights are disclosed as of December 31, 2001, and are subject to change.

The fund's performance was helped by its positions in technology companies in South Korea, Taiwan and India. An important contributor to the fund's performance was Taiwan Semiconductor Manufacturing Company (TSMC) comprising 3.7% of net assets. TSMC is the world's largest -- and in our opinion best -- maker of highly specialized computer chips. We believe TSMC is a natural beneficiary of the global outsourcing trend.

Stocks sensitive to the weak global economic climate generally hurt performance. One such holding, Johnson Electric Holdings, Ltd. at 3.0% of net assets, manufactures micro motors that are used in a wide array of products from kitchen appliances to electric car windows. Another, at 3.3% of net assets, is Li & Fung -- the premier global outsourcing agent.

LIMITED EXPOSURE TO JAPAN HELPED
Despite implementation of a number of economic reforms by prime minister Junichiro Koizumi, the Japanese economy sunk back into recession. The Japanese stock market recorded a period of weak performance as a result. In our opinion, Japan continues to be a wild card, not just for Asia, but also for the world as a whole. We are not sure of the outcome or when the climate will improve significantly in Japan. In the meantime, the fund benefited from having a low weighting there relative to its benchmark -- 31.0% of net assets compared to 61.7% for the benchmark. One reason for the fund's lower Japanese weighting is because we seek to invest in what we believe are strong global companies. In this environment, we found more of these companies outside Japan.

NEW DAWNING FOR CHINA
After 15 years of negotiations, China joined the World Trade Organization at the end of 2001. We believe this will be very beneficial for world trade in general and corporate development within China in particular. As of year-end, the fund had a total of 6.3% of net assets invested in Chinese shares (which are listed and traded in Hong Kong, where levels of accounting disclosure are far better than in China). We believe the balance of the portfolio's Hong Kong listed companies (26.6% of net assets), are set to benefit as a result of China's economic progress.

In our view, the real story in China is that its growth is more dependent on domestic demand than exports. We believe the government has both the political will and financial wherewithal to continue the strong fiscal policies that have largely been responsible for the economy's impressive recent performance.

DOMESTICALLY FUELED ECONOMIES
We believe that there is a fundamental change occurring in many parts of Asia that will have significant investment implications as some markets move towards domestically fueled economies rather than export-led ones. We think China, India and South Korea are the economies best positioned to benefit from this secular trend. The fund has exposure to a number of high quality global companies in each of these countries. At the end of the period, the fund held 6.3%, 8.9% and 5.2% of net assets in each of these countries, respectively.

QUALITY GROWTH COMPANIES
In managing the fund, we seek to invest in quality growth companies for the long term. We focus on those companies that we think have able management teams, quality balance sheets and achievable strategies for long-term growth. While it is difficult to predict when the markets will turn with any accuracy, we believe that we will continue to find some of the most dynamic and exciting growth opportunities in this part of the world.

/s/ Chris Legallet                           /s/ David R. Smith

CHRIS LEGALLET and DAVID R. SMITH are portfolio co-managers of Liberty Newport Asia Pacific Fund. Mr. Legallet is chief investment officer of Newport Fund Management, Inc. and Mr. Smith is a senior vice president of Newport Fund Management, Inc.

International investing offers significant long-term growth potential, but also involves certain risks. Many Asian countries are considered emerging markets. Investing in these countries includes exposure to a greater degree of social, political, currency and economic instability. In addition, a portfolio that invests in a single region poses additional risks due to its limited diversification.

SECTORS AS OF 12/31/01 (%)

            FINANCIALS                              25.1
            INFORMATION TECHNOLOGY                  22.0
            INDUSTRIALS                             16.3
            CONSUMER DISCRETIONARY                   6.9
            CONSUMER STAPLES                         8.4

SECTORS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THE SAME SECTORS IN THE FUTURE.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------

December 31, 2001 (Unaudited)


COMMON STOCKS - 99.9%                                  SHARES          VALUE
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 9.9%
DISTRIBUTORS - 3.3%
Li & Fung Ltd. - New                                   376,000      $   421,876
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE - 1.3%
Cafe De Coral Holdings Ltd.                            302,000          174,264
                                                                    -----------
MEDIA - 2.0%
Singapore Press Holdings Ltd.                           21,400          252,651
                                                                    -----------
MULTILINE RETAIL - 1.3%
Don Quijote Co., Ltd.                                    3,200          168,881
                                                                    -----------
SPECIALTY RETAIL - 2.0%
Giordano International Ltd.                            590,000          261,012
                                                                    -----------
-------------------------------------------------------------------------------
CONSUMER STAPLES - 8.4%
BEVERAGES - 3.7%
Foster's Group Ltd.                                    193,262          479,536
                                                                    -----------
FOOD PRODUCTS - 3.6%
Ariake Japan Co., Ltd.                                   6,300          200,448
Nestle India Ltd.                                       16,200          174,027
Katokichi Co., Ltd.                                      5,900           93,637
                                                                    -----------
                                                                        468,112
                                                                    -----------
HOUSEHOLD PRODUCTS - 1.1%
Kao Corp.                                                7,000          144,848
                                                                    -----------
-------------------------------------------------------------------------------
FINANCIALS - 25.1%
BANKS - 8.9%
Commonwealth Bank of Australia                           8,650          132,223
DBS Group Holdings Ltd.                                 75,771          566,282
Hang Seng Bank Ltd.                                     36,300          399,144
Public Bank Berhad                                      87,000           61,128
                                                                    -----------
                                                                      1,158,777
                                                                    -----------
CONSUMER FINANCE - 8.4%
Acom Co., Ltd.                                           2,400          174,045
Housing Development Finance Ltd.                        30,250          415,953
Orix Corp.                                               5,600          499,233
                                                                    -----------
                                                                      1,089,231
                                                                    -----------
REAL ESTATE - 7.8%
Cheung Kong (Holdings) Ltd.                             27,000          280,439
City Developments Ltd.                                  54,000          176,929
Sun Hung Kai Properties Ltd.                            68,000          549,336
                                                                    -----------
                                                                      1,006,704
                                                                    -----------
-------------------------------------------------------------------------------
HEALTH CARE - 2.8%
PHARMACEUTICALS - 2.8%
Dr. Reddy's Laboratories Ltd.                            6,800          130,225
Takeda Chemical Industries Ltd.                          5,000          225,150
                                                                    -----------
                                                                        355,375
                                                                    -----------
INDUSTRIALS - 16.3%
AEROSPACE & DEFENSE - 2.4%
Singapore Technologies Engineering Ltd.                247,000          314,351
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 4.4%
Bellsystem24, Inc.                                         200           74,417
Park24 Co., Ltd.                                         3,900          224,778
Secom Co., Ltd.                                          5,500          274,812
                                                                    -----------
                                                                        574,007
                                                                    -----------
ELECTRICAL EQUIPMENT - 4.1%
Johnson Electric Holdings Ltd. - New                   373,700          392,940
Matsushita Electric Works Ltd.                          16,000          131,096
                                                                    -----------
                                                                        524,036
                                                                    -----------
INDUSTRIAL CONGLOMERATES - 4.5%
Hutchison Whampoa Ltd.                                  60,000          578,957
                                                                    -----------
MACHINERY - 0.9%
Union Tool Co.                                           3,300          120,032
                                                                    -----------
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 22.0%
COMMUNICATIONS EQUIPMENT - 1.1%
Datacraft Asia Ltd.                                     65,100          141,918
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.8%
Hirose Electric Co., Ltd.                                1,400           94,935
Keyence Corp.                                              600           99,279
Murata Manufacturing Co., Ltd.                           3,200          190,994
Venture Manufacturing (Singapore) Ltd.                  33,000          237,693
                                                                    -----------
                                                                        622,901
                                                                    -----------
IT CONSULTING & SERVICES - 3.3%
Infosys Technologies Ltd.                                5,100          430,845
                                                                    -----------
OFFICE ELECTRONICS - 3.4%
Canon, Inc.                                             13,000          445,212
                                                                    -----------
SEMICONDUCTORS - 8.4%
Rohm Co., Ltd.                                           1,400          180,834
Samsung Electronics Co.                                  2,030          431,353
Taiwan Semiconductor Manufacturing Co. (a)             190,176          475,644
                                                                    -----------
                                                                      1,087,831
                                                                    -----------
SOFTWARE - 1.0%
Nippon System Development Co., Ltd.                      3,300          130,807
                                                                    -----------
-------------------------------------------------------------------------------
MATERIALS - 1.0%
CHEMICALS - 1.0%
Shin-Etsu Chemical Co., Ltd.                             3,600          128,757
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 8.3%
WIRELESS TELECOM SERVICES - 8.3%
China Mobile Ltd. (a)(b)                               147,000          513,912
NTT DoCoMo, Inc.                                            27          315,741
SK Telecom Co., Ltd.                                     1,220          249,016
                                                                    -----------
                                                                      1,078,669
                                                                    -----------
-------------------------------------------------------------------------------
UTILITIES - 6.1%
ELECTRIC UTILITIES - 2.4%
Huaneng Power International, Inc.                      520,000          313,394
                                                                    -----------
GAS UTILITIES - 3.7%
Hong Kong & China Gas Co., Ltd.                        311,467          381,421
Tokyo Gas Co., Ltd.                                     37,000           98,618
                                                                    -----------
                                                                        480,039
                                                                    -----------
TOTAL COMMON STOCKS - 99.9%
  (cost of $13,419,565)(b)                                           12,953,023
                                                                    -----------
OTHER ASSETS & LIABILITIES, NET - 0.1%                                    9,905
-------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                 $12,962,928
                                                                    -----------

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

SUMMARY OF SECURITIES                                               % OF TOTAL
BY COUNTRY                                               VALUE     INVESTMENTS
-------------------------------------------------------------------------------
Hong Kong                                          $ 4,266,695           32.9%
Japan                                                4,016,554           31.0
Singapore                                            1,689,824           13.1
India                                                1,151,050            8.9
South Korea                                            680,369            5.2
Australia                                              611,759            4.7
Taiwan                                                 475,644            3.7
Malaysia                                                61,128            0.5
                                                   -----------          ------
                                                   $12,953,023          100.0%
                                                   -----------          ------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

December 31, 2001 (Unaudited)

ASSETS
Investments, at cost                                             $13,419,565
                                                                 -----------
Investments, at value                                            $12,953,023
Foreign currency (cost of $72)                                            71
Receivable for:
  Investments sold                                                   246,616
  Fund shares sold                                                     8,004
  Dividends                                                            6,070
  Expense reimbursement due from Advisor                             104,916
  Deferred trustees' compensation plan                                 4,309
                                                                 -----------
    Total Assets                                                  13,323,009
                                                                 -----------
LIABILITIES
Payable due to custodian                                             185,876
Payable for:
  Fund shares repurchased                                            137,264
  Management fee                                                      11,697
  Administration fee                                                   2,769
  Transfer agent fee                                                  10,649
  Bookkeeping fee                                                      1,623
  Custody fee                                                          2,782
  Trustees' fee                                                          281
Deferred Trustees' fee                                                 4,309
Other liabilities                                                      2,831
                                                                 -----------
    Total Liabilities                                                360,081
                                                                 -----------
NET ASSETS                                                       $12,962,928
                                                                 -----------
COMPOSITION OF NET ASSETS
Paid in capital                                                  $21,741,160
Accumulated net investment loss                                     (317,890)
Accumulated net realized loss                                     (7,985,091)
Net unrealized depreciation on:
  Investments                                                       (466,542)
  Foreign currency translations                                       (8,709)
                                                                 -----------
NET ASSETS                                                       $12,962,928
                                                                 -----------
CLASS A:
Net assets                                                       $ 6,814,976
Shares outstanding                                                   476,104
                                                                 -----------
Net asset value and redemption price per share                   $     14.31(a)
                                                                 -----------
Maximum offering price per share
  ($14.31/0.9425)                                                $     15.18(b)
                                                                 -----------
CLASS B:
Net assets                                                       $ 5,189,211
Shares outstanding                                                   370,732
                                                                 -----------

Net asset value and redemption price per share                   $     14.00(a)
                                                                 -----------
CLASS C:
Net assets                                                       $   738,699
Shares outstanding                                                    52,788
                                                                 -----------
Net asset value and redemption price per share                   $     13.99(a)
                                                                 -----------
CLASS S:
Net assets                                                       $   214,558
Shares outstanding                                                    14,927
                                                                 -----------
Net asset value and redemption price per share                   $     14.37
                                                                 -----------
CLASS Z:
Net assets                                                       $     5,484
Shares outstanding                                                       381
                                                                 -----------

Net asset value and redemption price per share                   $     14.39
                                                                 -----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Six Months Ended December 31, 2001
(Unaudited)

INVESTMENT INCOME
Dividends                                                           $    85,271
Interest                                                                  2,387
                                                                    -----------
    Total Investment Income (net of foreign taxes withheld
      of $11,006)                                                        87,658
EXPENSES
Management fee                                                           70,883
Administration fee                                                       17,721
Distribution fee:
  Class B                                                                21,086
  Class C                                                                 3,115
Service fee:
  Class A                                                                 9,355
  Class B                                                                 7,044
  Class C                                                                 1,039
Bookkeeping fee                                                           5,000
Transfer agent fee                                                       46,779
Custodian fee                                                            16,690
Registration fee                                                         35,000
Trustees' fee                                                             1,793
Other expenses                                                           27,796
                                                                    -----------
  Total Expenses                                                        263,301
Fees and expenses waived or reimbursed by Manager
                                                                        (87,492)
                                                                    -----------
  Net Expenses                                                          175,809
                                                                    -----------
Net Investment Loss                                                     (88,151)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, FOREIGN CURRENCY
Net realized loss on:
  Investments                                                        (1,226,459)
  Foreign currency transactions                                         (13,856)
                                                                    -----------
Net realized loss                                                    (1,240,315)
                                                                    -----------
Net change in unrealized appreciation/depreciation on:
  Investments                                                          (874,681)
  Foreign currency translations                                             219
                                                                    -----------
    Net change in unrealized appreciation/depreciation                 (874,462)
                                                                    -----------
Net Loss                                                             (2,114,777)
                                                                    -----------
Decrease in Net Assets from Operations                              $(2,202,928)
                                                                    -----------

See notes to financial statements.

-------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                      (UNAUDITED)
                                                                      SIX MONTHS
                                                                         ENDED              YEAR ENDED
INCREASE (DECREASE)                                                   DECEMBER 31,            JUNE 30,
IN NET OPERATIONS                                                        2001                 2001(a)
-------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment loss                                                 $   (88,151)           $   (88,413)
Net realized loss on investments and foreign currency
  transactions                                                       (1,240,315)            (2,641,683)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations                        (874,462)            (3,952,889)
                                                                    -----------            -----------
Net Decrease from Operations                                         (2,202,928)            (6,682,985)
                                                                    -----------            -----------
DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net realized capital gains:
  Class A                                                                  --                  (74,825)
  Class B                                                                  --                  (42,578)
  Class C                                                                  --                   (8,565)
  Class Z                                                                  --                  (17,279)
In excess of net realized capital gains:
  Class A                                                                  --                 (183,124)
  Class B                                                                  --                 (104,203)
  Class C                                                                  --                  (20,962)
  Class Z                                                                  --                  (42,287)
                                                                    -----------            -----------
    Total Distributions Declared to Shareholders                           --                 (493,823)
                                                                    -----------            -----------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                       7,751,546              8,342,526
  Proceeds received in connection with merger                              --                3,014,866
  Distributions reinvested                                                 --                  241,163
  Redemptions                                                        (9,052,942)            (9,036,764)
                                                                    -----------            -----------
    Net Increase (Decrease)                                          (1,301,396)             2,561,791
                                                                    -----------            -----------
Class B:
  Subscriptions                                                         527,215              1,986,039
  Proceeds received in connection with merger                              --                5,038,605
  Distributions reinvested                                                 --                  135,800
  Redemptions                                                        (1,322,684)            (3,576,598)
                                                                    -----------            -----------
    Net Increase (Decrease)                                            (795,469)             3,583,846
                                                                    -----------            -----------
Class C:
  Subscriptions                                                         617,328                316,912
  Proceeds received in connection with merger                              --                  599,024
  Distributions reinvested                                                 --                   26,549
  Redemptions                                                          (851,625)              (736,420)
                                                                    -----------            -----------
    Net Increase (Decrease)                                            (234,297)               206,065
                                                                    -----------            -----------
Class S:
  Subscriptions                                                           6,374                 18,236
  Proceeds received in connection with merger                              --                  353,656
  Redemptions                                                           (55,466)               (22,422)
                                                                    -----------            -----------
    Net Increase (Decrease)                                             (49,092)               349,470
                                                                    -----------            -----------
Class Z:
  Subscriptions                                                             320                234,202
  Distributions reinvested                                                 --                   59,566
  Redemptions                                                            (1,237)            (1,799,873)
                                                                    -----------            -----------
    Net Decrease                                                           (917)            (1,506,105)
                                                                    -----------            -----------
Net Increase (Decrease) from Share Transactions                      (2,381,171)             5,195,067
                                                                    -----------            -----------
    Total Decrease in Net Assets                                     (4,584,099)            (1,981,741)
NET ASSETS
Beginning of period                                                  17,547,027             19,528,768
                                                                    -----------            -----------
End of period (including accumulated net investment loss
  of $(317,890) and $(229,739), respectively)                       $12,962,928            $17,547,027
                                                                    -----------            -----------
CHANGES IN SHARES:
Class A:
  Subscriptions                                                         535,149                481,172
  Issued in connection with merger                                         --                  159,239
  Distributions reinvested                                                 --                   12,476
  Redemptions                                                          (618,103)              (509,870)
                                                                    -----------            -----------
    Net Increase (Decrease)                                             (82,954)               143,017
                                                                    -----------            -----------
Class B:
  Subscriptions                                                          38,212                108,191
  Issued in connection with merger                                         --                  270,326
  Distributions reinvested                                                 --                    7,129
  Redemptions                                                           (93,855)              (199,400)
                                                                    -----------            -----------
    Net Increase (Decrease)                                             (55,643)               186,246
                                                                    -----------            -----------
Class C:
  Subscriptions                                                          44,313                 16,588
  Issued in connection with merger                                         --                   32,164
  Distributions reinvested                                                 --                    1,395
  Redemptions                                                           (60,052)               (38,617)
                                                                    -----------            -----------
    Net Increase (Decrease)                                             (15,739)                11,530
                                                                    -----------            -----------
Class S:
  Subscriptions                                                             429                  1,046
  Issued in connection with merger                                         --                   18,682
  Redemptions                                                            (3,922)                (1,308)
                                                                    -----------            -----------
    Net Increase (Decrease)                                              (3,493)                18,420
                                                                    -----------            -----------
Class Z:
  Subscriptions                                                              22                 10,500
  Distributions reinvested                                                 --                    3,074
  Redemptions                                                               (91)               (98,365)
                                                                    -----------            -----------
    Net Decrease                                                            (69)               (84,791)
                                                                    -----------            -----------

(a) Class S shares were initially offered on February 1, 2001.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

December 31, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Newport Asia Pacific Fund (the "Fund"), a series of Liberty Funds Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective February 1, 2001, the Fund began offering Class S shares. Class S and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S and Class Z shares, as described in the Fund's prospectuses.

On February 2, 2001, the Stein Roe Small Cap Tiger Fund merged into the Fund as follows:

                                   MUTUAL FUND
SHARES                             NET ASSETS               UNREALIZED
ISSUED                              RECEIVED              DEPRECIATION(1)
-----------------------------------------------------------------------------
480,411                            $9,006,151               ($110,573)

                                  NET ASSETS OF
                                  OTHER MUTUAL             NET ASSETS OF
NET ASSETS OF                   FUND IMMEDIATELY             THE FUND
THE FUND PRIOR                      PRIOR TO             IMMEDIATELY AFTER
TO COMBINATION                     COMBINATION              COMBINATION
-----------------------------------------------------------------------------
$14,061,535                        $9,006,151               $23,067,686

(1) Unrealized depreciation is included in the Mutual Fund Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the local market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

In certain countries, the Fund may hold investments for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

CAPITAL LOSS CARRYFORWARD:

As of June 30, 2001, the Fund had approximately $3,795,000 of capital losses from the merger with Stein Roe Small Cap Tiger Fund (see Note 1), which may be applied against any realized net taxable gains in future years, or until the expiration date of June 30, 2006. Utilization of such losses are subject to limitations imposed by the Internal Revenue Code.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions, including dividends, are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund and receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average daily net assets.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc., (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the six months ended December 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $193 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $1, $11,805 and $232 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a monthly service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average daily net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the six months ended December 31, 2001, purchases and sales of investments, other than short-term obligations, were $1,678,372 and $3,814,473, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for financial statement and federal income tax purposes was:

   Gross unrealized appreciation                                $ 1,873,097
   Gross unrealized depreciation                                 (2,339,639)
                                                                -----------
       Net unrealized depreciation                              $  (466,542)
                                                                -----------

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended December 31, 2001.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

At December 31, 2001, Colonial Management Associates, Inc. owned 27.6%, of the Fund's outstanding shares.

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                   (UNAUDITED)
                                                   SIX MONTHS                                                   PERIOD
                                                     ENDED                   YEAR ENDED JUNE 30,                 ENDED
                                                  DECEMBER 31,         ------------------------------           JUNE 30,
CLASS A SHARES                                       2001                2001               2000                  1999(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  16.50             $  24.55             $  19.01             $  10.00
                                                  --------             --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                              (0.07)               (0.04)               (0.16)(c)            (0.02)(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency                   (2.12)               (7.38)                7.03                 9.14
                                                  --------             --------             --------             --------
Total Income from Investment Operations              (2.19)               (7.42)                6.87                 9.12
                                                  --------             --------             --------             --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             --                   --                 (0.50)               (0.11)
From net realized capital gains                        --                 (0.18)               (0.83)                 --
In excess of net realized gains                        --                 (0.45)                 --                   --
                                                  --------             --------             --------             --------
Total Distributions Declared to Shareholders           --                 (0.63)               (1.33)               (0.11)
                                                  --------             --------             --------             --------
NET ASSET VALUE, END OF PERIOD                    $  14.31             $  16.50             $  24.55             $  19.01
                                                  --------             --------             --------             --------
Total return (d)(e)                               (13.27)%(f)          (30.60)%               36.18%               91.64%(f)
                                                  --------             --------             --------             --------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                         2.15%(h)             2.15%                2.15%                2.15%(h)
Net investment loss (g)                            (0.91)%(h)           (0.22)%              (0.65)%              (0.15)%(h)
Waiver/reimbursement                                 1.23%(h)             1.26%                0.96%                3.10%(h)
Portfolio turnover rate                                12%(f)               43%                  31%                  26%(f)
Net assets, end of period (000's)                 $  6,815             $  9,222            $  10,213             $  4,606

(a) The Fund commenced investment operations on August 19, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge.
(e) Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                   (UNAUDITED)
                                                   SIX MONTHS                                                   PERIOD
                                                     ENDED                   YEAR ENDED JUNE 30,                 ENDED
                                                  DECEMBER 31,         ------------------------------           JUNE 30,
CLASS B SHARES                                       2001                2001               2000                  1999(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  16.19             $  24.31             $  18.90             $  10.00
                                                  --------             --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                              (0.12)               (0.15)               (0.34)(c)            (0.11)(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency                   (2.07)               (7.34)                7.03                 9.10
                                                  --------             --------             --------             --------
Total Income from Investment Operations              (2.19)               (7.49)                6.69                 8.99
                                                  --------             --------             --------             --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             --                   --                 (0.45)               (0.09)
From net realized capital gains                        --                 (0.18)               (0.83)                 --
In excess of net realized gains                        --                 (0.45)                 --                   --
                                                  --------             --------             --------             --------
Total Distributions Declared to Shareholders           --                 (0.63)               (1.28)               (0.09)
                                                  --------             --------             --------             --------
NET ASSET VALUE, END OF PERIOD                    $  14.00             $  16.19             $  24.31             $  18.90
                                                  --------             --------             --------             --------
Total return (d)(e)                               (13.53)%(f)          (31.20)%               35.43%               90.36%(f)
                                                  --------             --------             --------             --------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                         2.90%(h)             2.90%                2.90%                2.90%(h)
Net investment loss (g)                            (1.66)%(h)           (0.80)%              (1.40)%              (0.90)%(h)
Waiver/reimbursement                                 1.23%(h)             1.38%                0.96%                3.10%(h)
Portfolio turnover rate                                12%(f)               43%                  31%                  26%(f)
Net assets, end of period (000's)                 $  5,189             $  6,903             $  5,836               $  515

(a) The Fund commenced investment operations on August 19, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

-------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                   (UNAUDITED)
                                                   SIX MONTHS                                                   PERIOD
                                                     ENDED                   YEAR ENDED JUNE 30,                 ENDED
                                                  DECEMBER 31,         ------------------------------           JUNE 30,
CLASS C SHARES                                       2001                2001               2000                  1999(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  16.18             $  24.28             $  18.90             $  10.00
                                                  --------             --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                              (0.12)               (0.18)               (0.34)(c)            (0.11)(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency                   (2.07)               (7.29)                7.00                 9.10
                                                  --------             --------             --------             --------
Total Income from Investment Operations              (2.19)               (7.47)                6.66                 8.99
                                                  --------             --------             --------             --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             --                   --                 (0.45)               (0.09)
From net realized capital gains                        --                 (0.18)               (0.83)                 --
In excess of net realized gains                        --                 (0.45)                 --                   --
                                                  --------             --------             --------             --------
Total Distributions Declared to Shareholders           --                 (0.63)               (1.28)               (0.09)
                                                  --------             --------             --------             --------
NET ASSET VALUE, END OF PERIOD                    $  13.99             $  16.18             $  24.28             $  18.90
                                                  --------             --------             --------             --------
Total return (d)(e)                               (13.54)%(f)          (31.15)%               35.27%               90.36%(f)
                                                  --------             --------             --------             --------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                         2.90%(h)             2.90%                2.90%                2.90%(h)
Net investment loss (g)                            (1.66)%(h)           (0.92)%              (1.40)%              (0.90)%(h)
Waiver/reimbursement                                 1.23%(h)             1.29%                0.96%                3.10%(h)
Portfolio turnover rate                                12%(f)               43%                  31%                  26%(f)
Net assets, end of period (000's)                   $  739             $  1,109             $  1,383               $  202

(a) The Fund commenced investment operations on August 19, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

--------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:
                                                                  (UNAUDITED)
                                                                   SIX MONTHS
                                                                      ENDED                  PERIOD ENDED
                                                                   DECEMBER 31,                JUNE 30,
CLASS S SHARES                                                        2001                     2001(a)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  16.54                  $  19.06
                                                                    --------                  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                       (0.05)                     0.08
Net realized and unrealized loss on investments and foreign
  currency                                                             (2.12)                    (2.60)
                                                                    --------                  --------
Total Income from Investment Operations                                (2.17)                    (2.52)
                                                                    --------                  --------
NET ASSET VALUE, END OF PERIOD                                      $  14.37                  $  16.54
                                                                    --------                  --------
Total return (c)(d)                                                 (13.12)%(e)               (13.22)%(e)
                                                                    --------                  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                               1.90%(f)                  1.90%(f)
Net investment income (loss)                                         (0.66)%(f)                  1.08%(f)
Waiver/reimbursement                                                   1.23%(f)                  1.99%(f)
Portfolio turnover rate                                                  12%(e)                    43%(e)

(a) Class S shares were initially offered on February 1, 2001. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:
                                                         (UNAUDITED)
                                                          SIX MONTHS                YEAR                PERIOD
                                                            ENDED                  ENDED                ENDED
                                                         DECEMBER 31,             JUNE 30,             JUNE 30,
CLASS Z SHARES                                               2001                   2001               2000(a)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  16.57                $  24.59             $  19.86
                                                           --------                --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                       (0.05)                  (0.16)               (0.08)(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency                            (2.13)                  (7.23)                6.15
                                                           --------                --------             --------
Total Income from Investment Operations                       (2.18)                  (7.39)                6.07
                                                           --------                --------             --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains                                 --                    (0.18)               (0.83)
In excess of net realized gains                                 --                    (0.45)                 --
                                                           --------                --------             --------
Total Distributions Declared to Shareholders                    --                    (0.63)               (1.34)
                                                           --------                --------             --------
NET ASSET VALUE, END OF PERIOD                             $  14.39                $  16.57             $  24.59
                                                           --------                --------             --------
Total return (d)(e)                                        (13.16)%(f)             (30.42)%               30.65%(f)
                                                           --------                --------             --------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                  1.90%(h)                1.87%                1.48%(h)
Net investment loss (g)                                     (0.66)%(h)              (0.72)%              (0.38)%(h)
Waiver/reimbursement                                          1.23%(h)                0.75%                0.21%(h)
Portfolio turnover rate                                         12%(f)                  43%                  31%(f)
Net assets, end of period (000's)                              $  5                    $  7             $  2,097

(a) Class Z shares were initially offered on August 13, 1999. Per share amounts reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.046 per share for the period ended June 30, 2000.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

-------------------------------------------------------------------------------
SHAREHOLDER MEETING RESULTS
-------------------------------------------------------------------------------


LIBERTY NEWPORT ASIA PACIFIC FUND

On September 26, 2001, a Special Meeting of Shareholders of the fund was held to conduct a vote for or against the approval of the item listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 1,038,717. The votes cast were as follows:

PROPOSAL TO APPROVE A NEW                 % OF SHARES TO
  INVESTMENT ADVISORY                    TOTAL OUTSTANDING    % OF SHARES TO
      AGREEMENT:                SHARES        SHARES        TOTAL SHARES VOTED
--------------------------------------------------------------------------------
For                            759,657         73.13%             96.65%
Against                          4,583          0.44%              0.58%
Abstain                         21,758          2.09%              2.77%

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




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




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

-------------------------------------------------------------------------------
TRANSFER AGENT
-------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Newport Asia Pacific Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Asia Pacific Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Newport Asia Pacific Fund  SEMIANNUAL REPORT, DECEMBER 31, 2001

                                                                  -------------
[Graphic                                                            PRSRT STD
 Omitted]  L I B E R T Y                                          U.S. POSTAGE
           -----------------                                          PAID
                   F U N D S                                      HOLLISTON, MA
                                                                  PERMIT NO. 20
                                                                  -------------

Liberty Funds Distributor, Inc. (C)2001
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

                                                737-03/257I-1201 (02/02) 02/225